[GRAPHIC]

COLONIAL CALIFORNIA
INSURED MUNICIPAL FUND


SEMIANNUAL REPORT
MAY 31, 2002

PRESIDENT'S LETTER

DEAR SHAREHOLDER:

The environment for the municipal bond market has been shaped by economic events and investor uncertainties over the past six months. Although the Federal Reserve halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt by the market as investors tried to guess the timing of its next move. A robust first quarter suggested that the Fed could act early in 2002 to begin to raise short-term interest rates; however, they remained at a 40-year low throughout the period. Indications of more moderate economic growth in the second quarter raised the possibility that the Fed may delay action until later in the year.

The municipal bond market was one of the strongest bond market sectors for the six-month period. As cities and states face leaner times and tighter budgets, the volume of new municipal bonds increased somewhat. However, demand also increased as investors favored bonds over stocks, and that has helped support municipal bond returns.

The following report will provide you with more detailed information about the fund's performance and the strategies used by portfolio manager
Maureen G. Newman. For more information, contact your financial advisor. As always, we thank you for investing in Colonial California Insured Municipal Fund and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President
Colonial Management Associates, Inc.

Not FDIC Insured
May Lose Value
No Bank Guarantee

Economic and market conditions can frequently change. There is not assurance that the trends described herein will continue or commence.

PORTFOLIO MANAGER'S REPORT

For the six-month period ended May 31, 2002, Colonial California Insured Municipal Fund which primarily invests in municipal bonds that are exempt from federal and California state ordinary income taxes generated a 1.02% total return, based on net asset value. The fund's peer group, the Lipper California Insured Municipal Debt Funds, averaged a 1.73% return. The fund's airline bonds and its relatively long duration early in the period were primarily responsible for its underperformance. Duration measures a fund's sensitivity to interest rate changes. Generally, a longer duration benefits a fund when interest rates decline and hurts performance when interest rates rise (see sidebar). The fund's leverage, investing the proceeds from the sale of preferred shares in long-term bonds and paying out a short rate, boosted its income. As a result, the income available for distribution to common shareholders was enhanced.

As economic growth improved and interest rates rose, we shortened duration. Also, during the period, we began the process of bringing the fund's portfolio in line with a new Securities and Exchange Commission rule requiring mutual funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the types of securities suggested by their names. Effective July 1, 2002, the fund's investment strategies were changed to indicate that the fund will, under normal conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. "California Municipal Obligations" are bonds and notes that generally are issued by or on behalf of California state and local governmental units whose interest is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and California state personal income tax. Prior to July 1, 2002, the fund was required to invest at least 65% of its total assets in California Municipal Obligations that were covered by insurance guaranteeing the timely payment of principal at maturity and interest.

In our emphasis on insured bonds, we purchased school district and state general obligation bonds. The fund benefited from the prerefunding of Lodi Electric bonds. When a company prerefunds a bond, it issues new bonds and invests the proceeds from their sale in US Treasury bonds, which are pledged to pay off the older debt, often at its call date. The higher quality of US Treasuries improves the credit quality of the older bonds, which, in addition to shorter effective maturity of the bonds, boosts their prices.

[SIDENOTE]

PRICE PER SHARE AS OF 5/31/02 ($)
Net asset value                    15.41
----------------------------------------
Market price                       16.95
----------------------------------------

SIX-MONTH TOTAL RETURNS (%)
Net asset value                     1.02
----------------------------------------
Market price                        5.62
----------------------------------------

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/01-5/31/02 ($)
                                   0.537
----------------------------------------

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed.

QUALITY BREAKDOWN AS OF 5/31/02 (%)
AAA                                 86.4
----------------------------------------
AA                                   2.4
----------------------------------------
A                                    6.0
----------------------------------------
BBB                                  4.0
----------------------------------------
B                                    0.4
----------------------------------------
Non-Rated                            0.8
----------------------------------------

Quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a a particular bond by one of the following nationally-recognized rating agencies:
Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Sector breakdowns are calculated as a percentage of net assets representing both common shares and auction preferred shares.
Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown or invest in these sectors in the future.

TOP 10 INDUSTRY SECTORS AS OF 5/31/02 (%)
Special Property Tax                11.1
----------------------------------------
Local General Obligations           10.6
----------------------------------------
Water & Sewer                        9.9
----------------------------------------
Special Non-Property Tax             9.7
----------------------------------------
Local Appropriated                   9.6
----------------------------------------
State General Obligations            6.5
----------------------------------------
Municipal Electric                   5.3
----------------------------------------
Investor Owned                       4.6
----------------------------------------
Hospitals                            4.3
----------------------------------------
Assisted Living/Senior               4.0
----------------------------------------

ABOUT DURATION
Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.
Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, usually we lower duration when we expect interest rates to rise or raise it when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.

     As the California economy continues to struggle, the state is expected to issue about $11 billion worth of bonds in the coming months. We expect to find opportunities in this new issuance. And because we believe interest rates have the potential to stabilize or rise, we expect income to be the biggest contributor to total return in the months ahead.

/s/ Maureen G. Newman

    MAUREEN G. NEWMAN

Maureen G. Newman is the portfolio manager of Colonial California Insured Municipal Fund and a senior vice president of Colonial Management Associates, Inc., an affiliate of Columbia Management Group. Ms. Newman received her BA in economics from Boston College and her MBA from Babson College. She is a Chartered Financial Analyst, a member of the Boston Security Analysts Society and former chairman of the National Federation of Municipal Analysts.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the funds. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

INVESTMENT PORTFOLIO

May 31, 2002 (Unaudited) (CALIFORNIA UNLESS OTHERWISE STATED)

MUNICIPAL BONDS - 98.5%                              PAR              VALUE
------------------------------------------------------------------------------
EDUCATION - 3.5%
State Community College Financing
   Authority, West Valley Mission
   Community College, Series 1997,
     5.625% 05/01/22                             $ 2,000,000       $ 2,074,600
State Educational Facilities Authority,
   La Verne University, Series 2000,
     6.625% 06/01/20                                 250,000           266,566
                                                                   -----------
                                                                     2,341,166
                                                                   -----------
------------------------------------------------------------------------------
HEALTH CARE - 4.7%
CONGREGATE CARE RETIREMENT - 0.4%
Statewide Community Development
   Authority, Eskaton Village - Grass
   Valley, Series 2000,
     8.250% 11/15/31(a)                              250,000           265,000
                                                                   -----------
HOSPITALS - 4.3%
Association of Bay Area Governments
   Finance Authority for Nonprofit
   Corps., San Diego Hospital
   Association, Series 2001 A,
     6.125% 08/15/20                                 250,000           255,455
Oakland, Harrison Foundation,
   Series 1999 A,
     6.000% 01/01/29                               1,000,000         1,080,090
State Health Facilities Financing
   Authority, Cedars-Sinai Medical
   Center, Series 1999 A,
     6.125% 12/01/30                                 500,000           523,410
Statewide Communities Development
   Authority, Catholic Healthcare West,
   Series 1999,
     6.500% 07/01/20                                 500,000           519,585
Whittier Health Facility, Presbyterian
   Intercommunity Hospital, Series 2002,
     5.750% 06/01/31                                 500,000           499,020
                                                                   -----------
                                                                     2,877,560
                                                                   -----------
------------------------------------------------------------------------------
HOUSING - 11.6%
ASSISTED LIVING/SENIOR - 4.0%
Association of Bay Area Governments
   Finance Authority for Nonprofit
   Corps.:
   Odd Fellows Home, Series 1999,
     6.000% 08/15/24                               2,000,000         2,128,640
   St. Joe's Housing,
     6.200% 11/01/29                                 500,000           531,235
                                                                   -----------
                                                                     2,659,875
                                                                   -----------

MULTI-FAMILY - 3.8%
Association of Bay Area Governments
   Finance Authority for Nonprofit Corps.,
   Civic Center Drive Apartments,
   Series 1999 A,
     5.875% 03/01/32                             $ 2,500,000       $ 2,555,925
                                                                   -----------

SINGLE FAMILY - 3.8%
State Housing Finance Agency,
   Series 1997 I,
     5.750% 02/01/29                                 910,000           924,860
State Rural Home Mortgage Finance
   Authority:
   Series 1998 A,
     6.350% 12/01/29                                 720,000           782,273
   Series 1998 B-4,
     6.350% 12/01/29                                 755,000           816,050
                                                                   -----------
                                                                     2,523,183
                                                                   -----------
------------------------------------------------------------------------------
OTHER - 2.1%
Ontario Redevelopment Financing
   Authority, Ontario Redevelopment
   Project No. 1, Series 1993,
     5.800% 08/01/23                                 500,000           532,645
Sacramento County Tobacco
   Securitization Authority,
   Series 2001 A,
     5.375% 06/01/41                               1,000,000           904,840
                                                                   -----------
                                                                     1,437,485
                                                                   -----------
------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.7%
DISPOSAL - 2.7%
Sacramento City Financing Authority,
   Series 1999,
     5.875% 12/01/29                               1,250,000         1,342,088
Salinas Valley Solid Waste Authority,
   Series 2002,
     5.125% 08/01/22                                 500,000           489,200
                                                                   -----------
                                                                     1,831,288
                                                                   -----------
------------------------------------------------------------------------------
TAX-BACKED - 51.4%
LOCAL APPROPRIATED - 9.6%
Del Norte County, Series 1999,
     5.400% 06/01/29                                 500,000           508,915
Los Angeles County, Series 1999 A:
     (b) 08/01/18                                  2,020,000           867,388
     (b) 08/01/23                                  2,220,000           684,870
Pacifica, Series 1999,
     5.875% 11/01/29                               1,500,000         1,607,550
San Bernardino County, Medical
   Center Financing Project,
     5.500% 08/01/17                               2,500,000         2,755,100
                                                                   -----------
                                                                     6,423,823
                                                                   -----------

See notes to investment portfolio.

                                        3

MUNICIPAL BONDS (CONTINUED)                         PAR              VALUE
------------------------------------------------------------------------------
TAX-BACKED (CONTINUED)
LOCAL GENERAL OBLIGATIONS - 10.6%
Brea-Olinda Unified School District,
   Series 1999 A,
     5.600% 08/01/20                             $ 1,000,000       $ 1,053,080
Inglewood Unified School District,
   Series 1999 A,
     5.600% 10/01/24                               1,185,000         1,235,836
Los Angeles Unified School District,
   Series 2002,
     5.750% 07/01/16                                 500,000           566,895
Pomona Unified School District,
   Series 2000,
     6.550% 08/01/29                               1,000,000         1,215,220
San Jose Unified School District,
   Series 1999 A,
     (b) 08/01/19                                  2,835,000         1,145,340
Union Elementary School District,
   Series 1999 A,
     (b) 09/01/18                                  1,630,000           703,312
Upland Unified School District,
     (c) 08/01/25
     (5.125% 08/01/03)                               250,000           238,483
West Covina Unified School District,
   Series 2002 A,
     5.800% 02/01/21 (d)                             500,000           555,900
Yuba City Unified School District,
   Series 2000,
     (b) 09/01/18                                  1,000,000           430,930
                                                                   -----------
                                                                     7,144,996
                                                                   -----------

SPECIAL NON-PROPERTY TAX - 9.7%
PR Commonwealth of Puerto Rico
   Highway & Transportation Authority:
   Series 1996 Y,
     5.500% 07/01/36                               2,500,000         2,583,270
   Series 2002 E,
     5.500% 07/01/23                               1,000,000         1,079,650
San Francisco City & County Hotel Tax
   Agency, Series 1994,
     6.750% 07/01/25                               1,850,000         2,048,542
VI Virgin Islands Public Finance
   Authority, Series 1999,
     6.500% 10/01/24                                 750,000           807,428
                                                                   -----------
                                                                     6,518,890
                                                                   -----------

SPECIAL PROPERTY TAX - 11.1%
Fairfield-Suisun Unified School District
   No. 5, Series 1999,
     5.375% 08/15/29 (e)                           1,500,000         1,016,160
Huntington Beach Community Facilities
   District, Grand Coast Resort,
   Series 2001,
     6.450% 09/01/31                             $   100,000       $   100,875
Orange County Community Facilities
   District, Ladera Ranch, Series 1999 A,
     6.700% 08/15/29                                 200,000           210,250
Palmdale Elementary School District,
   Community Facilities District No. 90-1,
   Series 1999,
     5.800% 08/01/29                               1,500,000         1,584,885
Pittsburgh Redevelopment Agency,
   Los Medanos Project, Series 1999,
     (b) 08/01/21                                  2,575,000           901,765
Rancho Cucamonga Redevelopment
   Agency, Series 1999,
     5.250% 09/01/20                               1,000,000         1,019,360
Ridgecrest, Ridgecrest Civic Center,
   Series 1999,
     6.250% 06/30/26                                 500,000           526,335
San Jose Redevelopment Agency,
   Series 1997,
     5.625% 08/01/25                               1,000,000         1,037,790
Santa Clara Redevelopment Agency,
   Bayshore North Project, Series 1999 A,
     5.500% 06/01/23                               1,000,000         1,038,090
                                                                   -----------
                                                                     7,435,510
                                                                   -----------

STATE APPROPRIATED - 3.9%
State Public Works Board, Department
   of Health Services, Series 1999 A,
     5.750% 11/01/24                               2,500,000         2,644,950
                                                                   -----------

STATE GENERAL OBLIGATIONS - 6.5%
PR Commonwealth of Puerto Rico,
   Series 1997,
     5.375% 07/01/25                               2,100,000         2,131,101
State of California:
   Series 1999,
     5.750% 12/01/29                               1,000,000         1,047,610
   Series 2002,
     6.000% 02/01/17                               1,000,000         1,156,200
                                                                   -----------
                                                                     4,334,911
                                                                   -----------
------------------------------------------------------------------------------
TRANSPORTATION - 2.3%
AIR TRANSPORTATION - 0.4%
Statewide Communities Development
   Authority:
   Series 1997 A,
     5.700% 10/01/33                                 250,000           131,875
   United Airlines, Inc., Series 2001,
     6.250% 10/01/35                                 250,000           141,250
                                                                   -----------
                                                                       273,125
                                                                   -----------

See notes to investment portfolio.

                                        4

MUNICIPAL BONDS (CONTINUED)                         PAR              VALUE
------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
AIRPORTS - 1.5%
Port of Oakland, Series 2000 K,
     5.750% 11/01/29                             $ 1,000,000       $ 1,035,930
                                                                   -----------
TRANSPORTATION - 0.4%
San Francisco Bay Area Rapid Transit
   District, Series 1999,
     5.500% 07/01/34                                 250,000           257,313
                                                                   -----------
------------------------------------------------------------------------------
UTILITY - 20.2%
INDEPENDENT POWER PRODUCER - 0.4%
PR Commonwealth of Puerto Rico
   Industrial, Educational, Medical &
   Environmental Cogeneration Facilities,
   AES Project, Series 2000,
     6.625% 06/01/26                                 250,000           258,987
                                                                   -----------

INVESTOR OWNED - 4.6%
State Pollution Control Financing
   Authority:
   Pacific Gas & Electric Co.,
   Series 1996 A,
     5.350% 12/01/16                               1,000,000         1,021,790
   San Diego Gas & Electric Co.,
   Series 1991 A,
     6.800% 06/01/15                                 500,000           567,800
   Southern California Edison Co.,
   Series 1999 B,
     5.450% 09/01/29                               1,500,000         1,511,790
                                                                   -----------
                                                                     3,101,380
                                                                   -----------

MUNICIPAL ELECTRIC - 5.3%
GM Guam Power Authority,
   Series 1999 A,
     5.125% 10/01/29                               1,000,000           997,740
PR Puerto Rico Electric Power
   Authority, Series 1997 AA,
     5.375% 07/01/27                               2,500,000         2,546,725
                                                                   -----------
                                                                     3,544,465
                                                                   -----------

WATER & SEWER - 9.9%
Culver City, Series 1999 A,
     5.700% 09/01/29                               1,500,000         1,580,745
Los Angeles Department of
   Water & Power, Series 1999,
     6.100% 10/15/39                                 750,000           883,125
Pico Rivera Water Authority,
   Series 1999 A,
     5.500% 05/01/29                               2,000,000         2,125,460
Placer County Water Agency,
   Series 1999,
     5.500% 07/01/29                               1,000,000         1,031,680
Pomona Public Financing Authority,
   Series 1999 AC,
     5.500% 05/01/29                             $ 1,000,000       $ 1,029,770
                                                                   -----------
                                                                     6,650,780
                                                                   -----------

TOTAL MUNICIPAL BONDS
     (cost of $61,565,713) (f)                                      66,116,542
                                                                   -----------

OTHER ASSETS & LIABILITIES, NET - 1.5%                               1,019,596
                                                                   -----------

NET ASSETS* - 100.0%                                               $67,136,138
                                                                   -----------

------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
(a) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At May 31, 2002, this security amounted to $265,000, which represents 0.4% of net assets.

     Additional information on this restricted security is as follows:

                                                 ACQUISITION       ACQUISITION
             SECURITY                                DATE              COST
     ---------------------------------------------------------------------------
     Statewide Community
       Development Authority, Eskaton
       Village - Grass Valley, Series 2000,
       8.250% 11/15/31                              09/08/00       $   250,000

(b)  Zero coupon bond.
(c) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(d)  Settlement of this security is on a delayed delivery basis.
(e) This security, or a portion thereof with a total market value of $172,747, is being used to collateralize open futures contracts.
(f) Cost for generally accepted accounting principles is $61,565,713. Cost for federal income tax purposes is $61,561,608. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

Short futures contracts open at May 31, 2002:

                                          PAR                      UNREALIZED
                                       COVERED BY   EXPIRATION    DEPRECIATION
        TYPE                           CONTRACTS      MONTH       AT 05/31/02
------------------------------------------------------------------------------
Municipal Bond Index                  $ 6,800,000    September    $    (21,047)
10 Year U.S. Treasury Note              3,600,000    September         (25,688)
                                                                  ------------
                                                                  $    (46,735)

Summary of Securities by Insurer:

                                                     % OF
        INSURER                                TOTAL INVESTMENTS
----------------------------------------------------------------
MBIA Insurance Corp.                                 34.7%
Financial Security Assurance, Inc.                   19.2%
AMBAC Assurance Corp.                                14.8%
Financial Guaranty Insurance Corp.                   14.4%
FNMA Collateralized                                   2.4%
ACA Financial Guaranty Corp.                          0.8%
                                                     ----
                                                     86.3%
                                                     ----

*  Net assets represent both Common Shares and Auction Preferred Shares.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002 (Unaudited)

ASSETS:
Investments, at cost                                               $61,565,713
                                                                   -----------
Investments, at value                                              $66,116,542
Cash                                                                   486,788
Receivable for:
   Investments sold                                                    330,116
   Interest                                                          1,029,372
   Futures variation margin                                              5,875
Expense reimbursement due from Advisor                                  10,125
Deferred Trustees' compensation plan                                     1,520
                                                                   -----------
   Total Assets                                                     67,980,338
                                                                   -----------

LIABILITIES:
Payable for:
   Investments purchased on a delayed delivery basis                   542,717
   Distributions -- common shares                                      249,383
   Distributions -- preferred shares                                       766
   Management fee                                                       20,924
   Pricing and bookkeeping fees                                         10,181
   Trustees' fee                                                           352
   Transfer agent fee                                                    8,051
Deferred Trustees' fee                                                   1,520
Other liabilities                                                       10,306
                                                                   -----------
   Total Liabilities                                                   844,200
                                                                   -----------
Auction Preferred Shares (978 shares issued and
   outstanding at $25,000 per share)                                24,450,000
                                                                   -----------

COMPOSITION OF NET ASSETS
   APPLICABLE TO COMMON SHARES:
Paid-in capital -- common shares                                   $39,222,473
Undistributed net investment income                                     67,712
Accumulated net realized loss                                       (1,108,141)
Net unrealized appreciation (depreciation) on:
   Investments                                                       4,550,829
   Futures contracts                                                   (46,735)
                                                                   -----------
Net assets at value applicable to 2,770,926 common
   shares of beneficial interest outstanding                       $42,686,138
                                                                   ===========

Net asset value per common share                                   $     15.41
                                                                   ===========

STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest                                                           $ 1,823,596
                                                                   -----------

EXPENSES:
Management fee                                                         117,266
Pricing and bookkeeping fees                                            30,818
Trustees' fee                                                            3,564
Preferred shares remarketing
   commissions                                                          30,512
Transfer agent fee                                                      20,206
Audit fee                                                               12,858
Reports to shareholders                                                 13,866
Other expenses                                                           5,630
                                                                   -----------
   Total Expenses                                                      234,720
Fees and expenses waived or reimbursed
   by the Advisor                                                      (49,579)
Custody earnings credit                                                   (722)
                                                                   -----------
   Net Expenses                                                        184,419
                                                                   -----------
Net Investment Income                                                1,639,177
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FUTURES
   CONTRACTS:
Net realized gain (loss) on:
   Investments                                                         406,831
   Futures contracts                                                   (27,293)
                                                                   -----------
     Net realized gain                                                 379,538
                                                                   -----------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                                      (1,271,429)
   Futures contracts                                                  (124,729)
                                                                   -----------
     Net change in unrealized
     appreciation/depreciation                                      (1,396,158)
                                                                   -----------
Net Loss                                                            (1,016,620)
                                                                   -----------

Net Increase in Net Assets from Operations                             622,557
                                                                   -----------

LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                            (166,256)
                                                                   ===========
Increase in Net Assets from Operations
   Applicable to Common Shares                                     $   456,301
                                                                   ===========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED           YEAR ENDED
                                                    MAY 31,        NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                   2002              2001
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                            $ 1,639,177       $  3,297,725
Net realized gain (loss) on investments
  and futures contracts                              379,538           (226,430)
Net change in unrealized appreciation/
  depreciation on investments and
  futures contracts                               (1,396,158)         1,855,658
                                                 -----------       ------------
  Net Increase from Operations                       622,557          4,926,953
                                                 -----------       ------------

LESS DISTRIBUTIONS DECLARED TO
  PREFERRED SHAREHOLDERS:
  From net investment income                        (166,256)          (677,888)
                                                 -----------       ------------
  Increase in Net Assets from Operations
     Applicable to Common Shares                     456,301          4,249,065
                                                 -----------       ------------

LESS DISTRIBUTIONS DECLARED TO
  COMMON SHAREHOLDERS:
  From net investment income                      (1,480,555)        (2,532,406)
                                                 -----------       ------------

SHARE TRANSACTIONS:
Distributions reinvested -- common
  shares                                              32,225             14,144
                                                 -----------       ------------
  Total Increase (Decrease) in
     Net Assets Applicable to
       Common Shares                                (992,029)         1,730,803

NET ASSETS APPLICABLE
  TO COMMON SHARES:
Beginning of period                               43,678,167         41,947,364
                                                 -----------       ------------
End of period (including undistributed
  net investment income of $67,712
  and $72,491,
  respectively)                                  $42,686,138       $ 43,678,167
                                                 ===========       ============

                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                     ENDED          YEAR ENDED
                                                    MAY 31,        NOVEMBER 30,
NUMBER OF FUND SHARES:                               2002              2001
-------------------------------------------------------------------------------
Common Shares:
Issued for distributions reinvested                    2,486                882
Outstanding at:
  Beginning of period                              2,768,440          2,767,558
                                                 -----------       ------------
  End of period                                    2,770,926          2,768,440
                                                 -----------       ------------
Preferred Shares:
Outstanding at end of period                             978                978
                                                 -----------       ------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Colonial California Insured Municipal Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act") as amended, as a non-diversified, closed-end management investment company. The Fund's investment goal is to provide current income generally exempt from ordinary federal income tax and California state personal income tax. The Fund is authorized to issue an unlimited number of common shares of beneficial interest and 978 Auction Preferred Shares ("APS").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

At November 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

       YEAR OF EXPIRATION     CAPITAL LOSS CARRYFORWARD
       ------------------     -------------------------
              2008                      $5,151

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on all debt securities. The cumulative effect of this accounting change did not impact total net assets, but resulted in a $2,855 increase in cost of securities and a corresponding $2,855 decrease in net unrealized appreciation, based on securities held by the Fund on December 1, 2001.

The effect of this change for the six months ended May 31, 2002 was to increase net investment income by $2,121, increase net unrealized depreciation by $1,218 and decrease net realized gains by $903. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to common shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on May 31, 2002 was 1.50%. For the six months ended May 31, 2002, the Fund declared dividends to Auction Preferred shareholders amounting to $166,256 representing an average APS dividend rate of 1.35%.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets. Through November 30, 2004, the Advisor has contractually agreed to waive a portion of the fee so that it will not exceed 0.35% annually.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

EXPENSE LIMITS:

The Advisor has voluntarily agreed to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.20% annually of the Fund's average weekly net assets. This arrangement may be modified or terminated by the Advisor at any time.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $722 of custody fees were reduced by balance credits for the six months ended May 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PREFERRED SHARE OFFERING

The Fund currently has outstanding 978 APS. The APS are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Under the Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the APS and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the APS. At May 31, 2002, there were no such restrictions on the Fund.

Certain reclassifications have been made relating to the presentation of the APS in the Statement of Changes in Net Assets for the year ending November 30, 2001 and the financial highlights for the year ending November 30, 2001 and 2000 to conform to current requirements.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the six months ended May 31, 2002, purchases and sales of investments, other than short-term obligations, were $5,507,292 and $5,826,390, respectively.

Unrealized appreciation (depreciation) at May 31, 2002, based on cost of investments for federal income tax purposes, was:

Gross unrealized appreciation                      $4,827,538
Gross unrealized depreciation                        (272,604)
                                                   ----------
  Net unrealized appreciation                      $4,554,934
                                                   ----------

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at May 31, 2002.

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Board of Trustees.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                         (UNAUDITED)
                                                                          SIX MONTHS
                                                                            ENDED                   YEAR ENDED NOVEMBER 30,
                                                                           MAY 31,            ----------------------------------
                                                                            2002               2001          2000        1999 (a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 15.78            $ 15.16      $  14.29      $ 14.33
                                                                           -------            -------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                         0.59(b)(c)         1.19(c)       1.18(d)      0.05
Net realized and unrealized gain (loss) on investments and
 futures contracts                                                           (0.36)(b)           0.59          1.07        (0.06)
                                                                           -------            -------      --------      -------
   Total from Investment Operations                                           0.23               1.78          2.25        (0.01)
                                                                           -------            -------      --------      -------
LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                   (0.06)             (0.24)        (0.34)          --
                                                                           -------            -------      --------      -------
Total from Investment Operations Applicable to Common Shareholders            0.17               1.54          1.91        (0.01)
                                                                           -------            -------      --------      -------

LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                   (0.54)             (0.92)        (0.90)          --
                                                                           -------            -------      --------      -------

LESS CAPITAL TRANSACTIONS:
Offering costs -- common shares                                                 --                 --            --(e)     (0.03)
Commissions and offering costs -- preferred shares                              --                 --         (0.14)          --
                                                                           -------            -------      --------      -------
   Total Share Transactions                                                     --                 --         (0.14)       (0.03)
                                                                           -------            -------      --------      -------
NET ASSET VALUE, END OF PERIOD                                             $ 15.41            $ 15.78      $  15.16      $ 14.29
                                                                           =======            =======      ========      =======
Market price per share -- common shares                                    $ 16.95            $ 16.60      $  12.69      $ 15.00
                                                                           =======            =======      ========      =======
Total return-- based on market value -- common shares (f)(g)                  5.62%(h)          38.91%        (9.86)%       0.00%(h)
                                                                           =======            =======      ========      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (i)(j)                                                               0.87%(k)(l)        0.86%(l)      0.87%(l)     0.55%(k)
Net investment income (i)(j)                                                  7.68%(b)(k)        7.58%         8.27%        4.12%(k)
Net investment income (i)(j)                                                  6.90%(b)(k)(m)     6.02%(m)      5.93%(m)     4.12%(k)
Waiver/reimbursement (j)                                                      0.23%(k)           0.22%         0.27%        1.08%(k)
Portfolio turnover rate                                                          8%(h)              7%           22%           0%(h)
Net assets, end of period (000's) -- common shares                         $42,686            $43,678      $ 41,947      $34,382

(a)  The Fund commenced investment operations on October 29, 1999.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on all debt securities. The effect of this change, for the six months ended May 31, 2002, was to increase the ratio of net investment income to average net assets from 7.67% to 7.68% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 6.89% to 6.90%. The impact to net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to May 31, 2002 have not been restated to reflect this change in presentation.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)  Represents less than $0.01 per share.
(f) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(j)  Ratios reflect average net assets available to common shares only.
(k)  Annualized.
(l)  Ratios calculated using average net assets of the Fund equals 0.55%.
(m)  Ratios reflect reduction for dividend payments to preferred shareholders.

ASSET COVERAGE REQUIREMENTS

                                                                                   INVOLUNTARY
                                                           ASSET                   LIQUIDATING                     AVERAGE
                          TOTAL AMOUNT                   COVERAGE                  PREFERENCE                    MARKET VALUE
                           OUTSTANDING                   PER SHARE                  PER SHARE                     PER SHARE
-----------------------------------------------------------------------------------------------------------------------------
   05/31/02*              $24,450,000                     $68,646                    $25,001                       $25,000
   11/30/01                24,450,000                      69,661                     25,001                        25,000
   11/30/00**              24,450,000                      67,891                     25,019                        25,000

*  Unaudited.
** On August 26, 1999, the Fund began offering Auction Preferred Shares.

SHAREHOLDER MEETING RESULTS

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On May 22, 2002, the Annual Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On March 1, 2002, the record date for the Meeting, the Fund had 2,769,697 common shares outstanding. The votes cast were as follows:

                                       FOR          WITHHELD
                                    ---------       --------
PROPOSAL 1:

ELECTION OF TRUSTEES:

   Douglas A. Hacker                2,684,818        19,406

   Janet Langford Kelly             2,684,818        19,406

   Joseph R. Palombo                2,676,518        27,706

On March 1, 2002, the record date of the Meeting, the Fund had 978 preferred shares outstanding. The votes cast were as follows:

                                       FOR          WITHHELD
                                       ---          --------
PROPOSAL 1:

ELECTION OF TRUSTEES:

   Douglas A. Hacker                   916            0

   Janet Langford Kelly                916            0

   Salvatore Macera                    916            0

   Joseph R. Palombo                   916            0

   Thomas E. Stizel                    916            0

DIVIDEND REINVESTMENT PLAN

1. You, BankBoston, NA*, will act as Agent for me, and will open an account for me under the Dividend Reinvestment Plan with the same registration as my shares of the Fund are currently registered. You will effect the dividend reinvestment option on my behalf as of the first record date for an income dividend or capital gain distribution ("distribution"), separately or collectively, after you receive the authorization duly executed by me.

2. Whenever the Fund declares a distribution payable in the Fund's shares of beneficial interest ("shares") or cash at the option of the shareholder, I hereby elect to take such distribution entirely in shares, subject to the terms of this Plan. If on the valuation date the Fund's net asset value per share is less than the market price (including estimated brokerage commissions), you shall on the payable date automatically receive for my account from the Fund that number of newly-issued shares that the cash otherwise receivable by me would purchase if the purchase price per share equaled the higher of: (a) net asset value per share on the valuation date, or (b) 95% of market price (not including estimated brokerage commission) on the payable date; except if the market price (not including estimated brokerage commissions) on the payable date is less than 95% of the net asset value per share on the valuation date, you shall receive a distribution of cash from the Fund and shall apply the amount of such distribution to the purchase in the open market of shares of my account, commencing on the business day after the payable date, subject to the condition that such purchases must be made at a "discount" during the remainder of the "buying period." "Discount" is defined as a market price per share (including estimated brokerage commissions) which is lower than the most recently determined net asset value per share (as calculated from time to time). "Buying period" shall mean the period commencing the first business day after the valuation date and ending at the close of business on the business day preceding the "ex" date for the next distribution. The valuation date will be the last business day of the week preceding the week of the payable date.

3. Should the Fund's net asset value per share exceed the market price (including estimated brokerage commissions) on the valuation date for a distribution, you shall receive for my account a distribution in cash from the Fund and shall apply the amount of such distribution on my shares to the purchase in the open market of shares for my account commencing on the first business day after the valuation date, subject to the condition that such purchases must be made at a discount during the buying period.

4. In the event you are instructed to purchase shares in the open market pursuant to paragraph 2 or 3 hereof, and you are unable for any reason to invest the full amount of the distribution in shares acquired in open-market purchases at a discount during the buying period, you will invest the uninvested portion of such distribution in newly-issued shares at the close of business at the end of such buying period at the higher of: (a) net asset value determined at such close, or (b) 95% of the market price (not including estimated brokerage commissions) at such close.

5. You may not acquire newly-issued shares after the valuation date unless you have received a legal opinion that registration of such shares is not required under the Securities Act of 1933, as amended, or unless the shares to be issued are registered under such an Act.

6. For all purposes of the Plan: (a) the market price of the shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date (in either case including or not including estimated brokerage commissions as provided above) and (b) net asset value per share of the shares on a particular date shall be as determined by or on behalf of the Fund.

7. Open-market purchases provided for above may be made on any securities exchange where the shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as you shall determine. My cash funds held by you uninvested will not bear interest and it is understood that, in any event, you shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. You shall nave no responsibility as to the value of the shares acquired for my account. For the purposes of open-market purchases with respect to the Plan you may commingle my funds with those of other shareholders of the Fund for whom you similarly act as Agent, and the average price (including brokerage commissions) of all shares purchased by you as Agent shall be the price per share allocated to me in connection therewith.

8. You may hold my shares acquired pursuant to my authorization, together with the shares of other shareholders of the Fund acquired pursuant to similar authorizations, in non-certificate form in your name or that of your nominee. You will forward to me any proxy solicitation material and will vote any shares so held for me only in accordance with the proxy returned by me to the Fund. Upon my written request, you will deliver to me, without charge, a certificate, or certificates for the full shares.

9. You will confirm to me each investment made for my account as soon as practicable but not later than 60 days after the date thereof. Although I may from time to time have an undivided fractional interest (computed to three decimal places) in a share, no certificates for a fractional share will be issued. However, distributions on fractional shares will be credited to my account. In the event of termination of my account under the Plan, you will sell such undivided fractional interests at the market value of the shares at the time of termination and send the net proceeds to me.

10. Any stock dividends or split shares distributed by the Fund on shares held by you for me will be credited to my account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for me under the Plan will be added to other shares held by me in calculating the number of rights to be issued to me.

11. Your fee for service described in this Plan will be paid by the Fund. I will be charged a pro rata share of brokerage commission on all open-market purchases.

* EquiServe Trust Company, N.A. currently serves as Agent under the Dividend Reinvestment Plan.

12. I may terminate my account under the Plan by notifying you in writing. Such termination will be effective immediately if my notice is received by you prior to the record date of subsequent distributions. The Plan may be terminated by you or the Fund upon notice in writing mailed to me at least 30 days prior to any record date for the payment of any distribution of the Fund. Upon any termination you will cause a certificate or certificates for the full shares held for me under the Plan and the proceeds from the sales of any fractional shares to be delivered to me without charge. If I elect by notice to you in writing in advance of such termination to have you sell part or all of my shares and remit the proceeds to me, you are authorized to deduct brokerage commission for this transaction from the proceeds.

If I decide to terminate my account under the Plan, I may request that all my Plan shares, both full and fractional, be sold. The per share price may fall during the period between my request for sale and the sale in the open market which will be made within ten trading days after the Agent receives my request. The proceeds of the sale less a $2.50 service fee, plus any brokerage commission will be mailed to me after the settlement of funds from the brokerage firm. The settlement is three business days after the sale of shares.

13. These Terms and Conditions may be amended or supplemented by you or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to me appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by me unless, prior to the effective date thereof, you receive written notice of the termination of my account under the Plan. Any such amendment may include an appointment by you in your place and stead of successor Agent under these Terms and Conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these Terms and Conditions. Upon any such appointment of any Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for my account, all distributions payable on shares held in my name or under the Plan for retention or application by such successor Agent as provided in these Terms and Conditions.

14. You shall at all times act in good faith and agree to use your best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by your negligence, bad faith or willful misconduct, or that of your employees.

15. These Terms and Conditions shall be governed by the laws of the Commonwealth of Massachusetts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial California Insured Municipal Fund is:

EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
1-800-730-6001

The Fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-345-6611. In addition, representatives at that number can provide shareholders information about the Fund.

Financial advisors who want additional information about the Fund may speak to a representative at 800-426-3750.

This report has been prepared for shareholders of Colonial California Insured Municipal Fund.

          COLONIAL CALIFORNIA INSURED MUNICIPAL FUND SEMIANNUAL REPORT

















                                                IC-03/964J-0502 (07/02) 02/1216